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                                                                     EXHIBIT 1.1





                                   LASON, INC.

                                3,500,000 Shares(1)

                                  Common Stock


                             UNDERWRITING AGREEMENT



                                 August __, 1998



PRUDENTIAL SECURITIES INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
WILLIAM BLAIR & COMPANY, L.L.C.
JEFFERIES & COMPANY, INC.
PAINEWEBBER INCORPORATED
THE ROBINSON-HUMPHREY COMPANY LLC
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Ladies and Gentlemen:

         Lason, Inc., a Delaware corporation (the "Company"), and the selling securityholders named in Schedule 2 hereto (each a "Selling Securityholder" and together the "Selling Securityholders") hereby confirm their agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

         1. Securities. Subject to the terms and conditions herein contained, the Company and the Selling Securityholders propose severally to sell to the several Underwriters an aggregate of

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     (1) Plus an option to purchase from the Company and the Selling
         Securityholders up to 525,000 additional shares to cover over-allotments.


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3,500,000 shares (the "Firm Securities") of the Company's common stock, par value $0.01 per share ("Common Stock") of which 2,700,000 shares will be issued and sold by the Company (the "Company's Firm Securities") and 800,000 shares will be sold by the Selling Securityholders (the "Selling Securityholders' Firm Securities"). Of the Selling Securityholders' Firm Securities, each Selling Securityholder will sell the number of shares listed opposite its name on
Schedule 2 hereto. The Company and the Selling Securityholders also propose severally to sell to the several Underwriters not more than 525,000 additional shares of Common Stock if requested by the Underwriters as provided in Section 3 of this Agreement, of which not more than ______ shares would be issued and sold by the Company and not more than _______ shares would be sold by the Selling Securityholders in the amounts listed on Schedule 2 hereto. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such options are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

         2. Representations and Warranties of the Company and the Selling Securityholders.

         (a) The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                  (i) A registration statement on Form S-1 (File No. 333-60143) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original


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         Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

                           (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                           (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

                           (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

         and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

                  (ii) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or,

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         if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

                  (iii) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective
         (A) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (B) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                  (iv) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), business prospects, net worth or the results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (v) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

                  (vi) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as


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         disclosed in the Registration Statement, the Prospectus or any Exhibit
         to the Registration Statement, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The Company does not own or control, directly or indirectly, any corporation, association or other entity required to be listed in
         Exhibit 21.1 to the Registration Statement other than those listed in
         Exhibit 21.1. All references in this Agreement to "subsidiaries" refer to the entities listed in Exhibit 21.1.

                  (vii) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company, other than a holder of Rule 144(k) securities, has any right to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement which has not expired by reason of lapse of time, been fully exercised or waived.

                  (viii) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (ix) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (x) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The unaudited pro forma consolidated financial data in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the summaries of those unaudited pro forma consolidated financial statements contained in the Prospectus (or, if the Prospectus is not in existence, the most




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         recent Preliminary Prospectus) together with the related notes thereto, included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) include all adjustments necessary to present fairly the pro forma consolidated financial data at the dates and for the periods indicated, and all assumptions used in preparing such pro forma consolidated financial data are reasonable. The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

                  (xi) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

                  (xii) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (xiii) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have, to the Company's knowledge, been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described, in all material respects, in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

                  (xiv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement

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         filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries, which breach, violation or default would result in a Material Adverse Effect.

                  (xv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

                  (xvi) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent that could result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xvii) Except as disclosed in the Registration Statement, the Prospectus or an Exhibit to the Registration Statement, (A) the Company and each of its subsidiaries have good and marketable title to all items of real property and marketable title to all items of tangible personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except which do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries, and
         (B) any real property and buildings held under lease by the Company and each of its subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or any of its subsidiaries, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the agreements to which the Company or any of its subsidiaries is a party described in the


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         Prospectus (or, if the Prospectus is not in existence, the most recent
         Preliminary Prospectus) are valid agreements, enforceable by the Company and its subsidiaries (as applicable), except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the knowledge of the Company, the other contracting party or parties thereto are not in material breach or material default under any of such agreements.

                  (xviii) The Company and each of its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses; the expiration of any patents, trademarks, service marks, trade names, licenses, or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of, or has any reasonable belief that its use constitutes, a material infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xix) No default exists on the part of the Company or any of its subsidiaries and no event has occurred which, with notice or lapse of time or both, would constitute a default on the part of the Company or any of its subsidiaries in the due performance and observance of any material term, covenant or condition of any indenture, mortgage, deed of trust, lease, services and support agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound or may be affected in any material adverse respect with regard to the property, business or operations of the Company or any of its subsidiaries, taken as a whole.

                  (xx) The Company and its subsidiaries maintain insurance with insurers of recognized financial responsibility against such losses and risks and in such amounts as are ordinary and customary in the business in which it is engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

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                  (xxi) The Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxii) The Company has in the past conducted, and intends in the future to conduct, its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended.

                  (xxiii) The Company and each of its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxiv) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to (A) the environment or hazardous or toxic substances or wastes, pollutants or contaminants or to the storage, handling or transportation of hazardous or toxic material ("Environmental Laws") or (B) occupational safety and health and the Company and each of its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and Environmental Laws and regulations to conduct their respective businesses, and the Company and each of its subsidiaries is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of its subsidiaries have any pending or, to the Company's knowledge, threatened Environmental Law or occupational safety and health claims against it nor are there circumstances with respect to any property or operations of the Company or any of its subsidiaries that could reasonably be anticipated to form the basis of an Environmental Law or occupational safety and health claim against the Company or any of its subsidiaries which, singly or in the aggregate, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).


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
                  (xxv) The capital or operating expenditures required for clean-up, closure of properties or compliance relating to Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties would not, singly or in the aggregate, have a Material Adverse Effect.

                  (xxvi) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each underwriter as to the matters covered thereby.

                  (xxvii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxviii) The Company has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (x) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

                  (xxix) The Company has not distributed and, prior to the later of (I) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

         (b) Each Selling Securityholder (except for GTCR Fund IV) severally represents and warrants to, and agrees with, each of the several Underwriters that:

                  (i) Such Selling Securityholder has full power (partnership trust or other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary actions of such Selling Securityholder (partnership, trust or other, as applicable);


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         and this Agreement has been duly executed and delivered by or on behalf of such Selling Securityholder.

                  (ii) Such Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Securityholder, the "Power of Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the Representatives, appointing Gary L. Monroe and William J. Rauwerdink as such Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") each with authority to execute, deliver and perform this Agreement on behalf of such Selling Securityholder and appointing Lason, Inc., as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. Such Selling Securityholder has full power (partnership, trust or other, as applicable) to enter into the Custody Agreement and the Power of Attorney and to perform his obligations under the Custody Agreement. The Custody Agreement and the Power of Attorney have been duly executed and delivered by such Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of such Selling Securityholder, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Such Selling Securityholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Securityholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Securityholder, by operation of law or otherwise, whether in the case of any individual Selling Securityholder by the death or incapacity of such Selling Securityholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a partnership Selling Securityholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Securityholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                  (iii) Such Selling Securityholder is the lawful owner of the Securities to be sold by such Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Securityholder will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                  (iv) Such Selling Securityholder has not, directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (x) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholders under this Agreement).

                  (v) Such Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding such Selling Securityholder set forth therein under the captions "Management," "Principal and Selling Stockholders" and "Certain Relationships and Related Transactions" is complete and accurate.

                  (vi) The Selling Securityholders have not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

                  (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, such Selling Securityholder agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

                  (viii) The sale by such Selling Securityholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ix) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, such as the registration under blue sky laws and with the NASD and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (B) conflict with or result in a breach or violation of any of the material terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

                  (x) All information furnished by or on behalf of such Selling Securityholder relating to such Selling Securityholder and the Selling Securityholders' Securities that is contained in the representations and warranties of such Selling Securityholder in such Selling Securityholder's Power of Attorney or Custody Agreement or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Securities are to be purchased, was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Securities are to be purchased, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

                  (xi) Such Selling Securityholder will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, or any later date on which Option Securities are to be purchased, as the case may be, and will advise one of its Attorneys and Prudential Securities Incorporated prior to the Closing Date, or such later date on which Option Securities are to be purchased, as the case may be, if any statement to be made on behalf of such Selling Securityholder in the certificate contemplated by Section 7(h) would be inaccurate if made as of the Closing Date, or such later date on which Option Securities are to be purchased, as the case may be.

                  (xii) Such Selling Securityholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company or any of the other Selling Securityholders to the Underwriters pursuant to this Agreement; such Selling Securityholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Securityholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement;

         and such Selling Securityholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than options issued pursuant to the Company's presently authorized 1995 Stock Option Plan and the 1998 Equity Participation Plan (the "Stock Option Plans").

                  (xiii) In addition to the other representations and warranties set forth in this Section 2(b), each Selling Securityholder, acting severally and not jointly, further represents and warrants that (A), to his or its knowledge, the representations and warranties of the Company set forth in Section 2(a) hereof are true and correct and (B) each Preliminary Prospectus, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective, on the Closing Date and on any later date on which Option Securities are to be purchased hereunder, neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subsection (xii) shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, information furnished to the Company by any Underwriter specifically for inclusion therein.

         (c) GTCR Fund IV represents and warrants to, and agrees with, each of the several Underwriters that:

                  (i) GTCR Fund IV has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by GTCR Fund IV hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary actions of GTCR Fund IV (corporate and other); and this Agreement has been duly executed and delivered by or on behalf of GTCR Fund IV.

                  (ii) GTCR Fund IV has duly executed and delivered a power of attorney and custody agreement (with respect to GTCR Fund IV, the "Power of Attorney" and the "Custody Agreement," respectively), each in the form heretofore delivered to the Representatives, appointing Gary
         L. Monroe and William J. Rauwerdink as GTCR Fund IV's attorney-in-fact (the "Attorney-in-Fact") each with authority to execute, deliver and perform this Agreement on behalf of GTCR Fund IV and appointing Lason, Inc., as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by GTCR Fund IV hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. GTCR Fund IV has full power (corporate and other) to enter into the Custody Agreement and the Power of Attorney and to perform his obligations under the Custody Agreement. The Custody Agreement and the Power of Attorney have been duly executed and delivered by GTCR Fund IV and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of GTCR Fund IV, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally and subject as to enforceability, to general principles of equity (regardless of whether applied in a court of equity or law) and to any limitations under applicable law and considerations of public policy which relate to indemnification and contribution provisions. GTCR Fund IV agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in- Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including GTCR Fund IV's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of GTCR Fund IV hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of GTCR Fund IV, by operation of law or otherwise, whether by its liquidation or dissolution or by the occurrence of any other event. If GTCR Fund IV shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

                  (iii) GTCR Fund IV is the lawful owner of the Securities to be sold by GTCR Fund IV hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, GTCR Fund IV will convey good and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                  (iv) GTCR Fund IV has not, directly or indirectly, (A) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement (x) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by GTCR Fund IV under this Agreement).

                  (v) The information furnished by or on behalf of GTCR Fund IV relating to GTCR Fund IV and the Securities being sold hereunder by it included in the Registration

         Statement and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such information not misleading.

                  (vi) GTCR Fund IV has not distributed and, prior to the later of (A) the Firm Closing Date and (B) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any supplement or amendment thereto, or any materials, if any permitted by the Act.

                  (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, with respect to the transactions herein contemplated, GTCR Fund IV agrees to deliver to the Representatives prior to or on the Firm Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

                  (viii) The sale by GTCR Fund IV of Securities pursuant hereto is not prompted by any material adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (ix) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation by GTCR Fund IV of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except with the NASD and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (B) conflict with or result in a material breach or violation of any of the material terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which GTCR Fund IV is a party or by which GTCR Fund IV or any of GTCR Fund IV's properties are bound, or the charter documents or bylaws of GTCR Fund IV, or any statute (other than as described in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus) or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to GTCR Fund IV.

                  (x) GTCR Fund IV will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing

         Date, or any later date on which Option Securities are to be purchased, as the case may be, and will advise one of its Attorneys-in-Fact and Prudential Securities Incorporated prior to the Closing Date, or such later date on which Option Securities are to be purchased, as the case may be, if any statement to be made on behalf of such Selling Securityholder in the certificate contemplated by Section 7(h) would be inaccurate if made as of the Closing Date, or such later date on which Option Securities are to be purchased, as the case may be.

                (xi) GTCR Fund IV does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Securities that are to be sold by the Company or any of the other Selling Securityholders to the Underwriters pursuant to this Agreement; GTCR Fund IV does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of GTCR Fund IV in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and GTCR Fund IV does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than options issued pursuant to the Company's presently authorized Stock Option Plans.

         3.     Purchase, Sale and Delivery of the Securities.

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to, and each of the Selling Securityholders, severally and not jointly, agrees to sell to, each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Securityholders at a purchase price of $_____ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company and the Selling Securityholders at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Selling Securityholders to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the order of the Company and the Selling Securityholders, as their interests may appear. Such delivery of and payment for the Firm Securities shall be made at the offices of King & Spalding, 191 Peachtree Street, Atlanta, Georgia, 30303 at 9:30 A.M., New York City time, on ______ __, 1998; or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Selling Securityholders will make such certificate or certificates for the Firm Securities and the Option Securities, as the case may be, available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date or the Option Closing Date, as the case may be.

         (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company and the Selling Securityholders hereby grant to the several Underwriters options to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3. The options granted hereby may be exercised as to all or any part of the Option Securities from time to time within thirty days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such options. The Representatives may from time to time exercise the options granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company, the Attorneys-in-Fact for the Selling Securityholders and GTCR Fund IV setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the options and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the options and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the options as provided herein, the Company and the Selling Securityholders shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company and the Selling Securityholders, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the options as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the options are exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3 with respect to the sale of the Firm Securities, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

         (c) The Company and each of the Selling Securityholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Securityholders. Furthermore, in the event that the Underwriters wire funds to the Company and the Selling Securityholders prior to the completion of the closing of a purchase of the Securities, the Company and the Selling Securityholders hereby acknowledge that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company and the Selling Securityholders will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of the Securities is not completed and the Wired Funds are not returned by the Company and the Selling Securityholders to the Underwriters on the same day the Wired Funds were received by the Company and the Selling Securityholders, the Company and each of the Selling Securityholders agree to reimburse the Underwriters for each day the Wired Funds are not returned, in same-day funds, interest on the amount of the Wired Funds representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

         (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         4. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

         5.       Covenants of the Company and the Selling Securityholders.

         (a) The Company covenants and agrees with each of the Underwriters that:

                  (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the Prospectus, Term Sheet or the amendment referred to in the second sentence of
         Section 2(a)(i) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent.
         The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or any Rule 462(b) Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                  (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                  (v) The Company will, without charge, provide (A) to the Representatives and to counsel for the Underwriters as many signed copies of the registration statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement (in each case including exhibits thereto) as the Representatives and counsel to the Underwriters may reasonably request,
         (B) to each other Underwriter, a conformed copy of such Registration Statement and any Rule 462(b) Registration Statement and each amendment thereto, certified by the Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (C) of this sentence, the Company, not later than
         (1) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (2) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

                  (vi) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives an earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

                  (viii) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock or other capital stock of the Company or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 90 days after the date hereof, except (A) as otherwise pursuant to this Agreement, (B) for issuances pursuant to the exercise of employee and affiliated professional stock options outstanding on the date hereof, issuances pursuant to the exercise of stock options granted hereafter pursuant to the Stock Option Plans so long as such options are not exercised within 90 days after the date hereof, and except that the Company may file registration statements at any time after the date hereof related to the resale of such shares of the Company's Common Stock issued pursuant to the Stock Option Plans, (C) issuances pursuant to the exercise of warrants outstanding on the date hereof, (D) in connection with acquisitions by the Company, provided that any Common Stock so issued shall not be transferable by the recipient thereof for a period of 90 days after the date hereof or (E) for Common Stock to be issued pursuant to earnouts in already completed acquisitions by the Company.

                  (ix) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (x) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company except for the sale of Securities by the Selling Securityholders under this Agreement.

                  (x) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to
         Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

                  (xi) The Company will cause the Securities to be duly included for quotation in The Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will use it best efforts to ensure that the Securities remain included for quotation in the Nasdaq National Market following the Firm Closing Date.

                  (xii) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (A) copies of all reports or other communications (financial or other) furnished to securityholders, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and (C) such additional publicly available information concerning the business and financial condition of the Company, if any, as you may reasonably request.

                  (xiii) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement reasonably satisfactory to both parties, responding to or commenting on such rumor, publication or event.

                  (xiv) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of
         (i) 10:00 P.M. New York City time on the date of this Agreement and
         (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (xv) The Company will obtain the agreements described in
         Section 7(h) hereof prior to the Firm Closing Date.

         (b) Each Selling Securityholder covenants and agrees with each of the Underwriters that:

                  (i) Such Selling Securityholder will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (x) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Securityholder under this Agreement).

                  (ii) Such Selling Securityholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock or other capital stock of the Company or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 90 days after the date hereof, except pursuant to this Agreement; provided, however, that the such Selling Securityholders may make bona fide gifts or transfers effected other than on any securities exchange or in the over-the-counter market to donees or transferees who agree to be bound by the restrictions described in this paragraph 5(b)(ii) and GTCR Fund IV may make distributions of Common Stock to its partners as long as its partners continue to be bound by such restrictions. If the Firm Closing Date has not occurred by September 30, 1998, the agreements contained in this Section 5(b)(ii) shall be of no further force or effect.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 12 hereof, including all costs and expenses incident to (a) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (b) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (c) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (d) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees and the Custodian's fees, (e) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, provided that the filing fees and fees disbursements of Underwriters' counsel in connection with the National Association of Security Dealer's filings and blue sky qualifications shall not exceed $31,300, (f) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (g) any quotation of the Securities in the Nasdaq National Market, (h) the expenses of the Company in connection with any meetings with prospective investors in the Securities and (i) advertising relating to the offering of the Securities. To the extent, if at all, that any of the Selling Securityholders engage special legal counsel to represent them in connection with this offering, other than counsel to the Company, the fees and expenses of such counsel shall be borne by such Selling Securityholders. Any transfer taxes imposed on the sale of the Securities to the several Underwriters will be paid by the Company and the Selling Securityholders pro rata. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12(a) hereof or because of any failure, refusal or inability on the part of the Company or any Selling Securityholder to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including Underwriters' counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         7. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Securityholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers and the Selling Securityholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Securityholders of their respective covenants and agreements hereunder and to the following additional conditions:

         (a) If the Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Registration Statement, such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

         (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C. counsel for the Company and the Selling Securityholders (except for GTCR Fund IV), to the effect that:

                  (i) the Company and each of its subsidiaries (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                  (ii) the Company and each of the Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                  (iii) the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, to such counsel's knowledge, except as disclosed in the Registration Statement, Prospectus or in an Exhibit to the Registration Statement, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

                  (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and, to such counsel's knowledge, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading in the Nasdaq National Market; to such counsel's knowledge, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and, to such counsel's knowledge, no holder of securities of the Company, other than a holder of Rule 144(k) securities, has the right to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement which has not expired by reason of lapse of time, been fully exercised or waived;

                  (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the heading "Certain Relationships and Related Transactions" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

                  (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company;

                  (vii) To such counsel's knowledge, (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of the Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or Subsidiaries;

                  (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission; and

                  (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder.


                  (xi) to the best knowledge of such counsel, the Company and each of its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and, to the best knowledge of such counsel, the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus);

                  (xii) the Company is not an "investment company" under the Investment Company Act of 1940, as amended;

                  (xiii) to the best knowledge of such counsel, except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (xiv) if the Company elects to rely on Rule 434, the Prospectus is not "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

         In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, Underwriters' counsel and the independent certified accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto, when the Registration Statement and any amendment or supplement thereto became effective or was filed with the Commission (other than financial statements including supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

         References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

         (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C. counsel for the Selling Securityholders (except for GTCR Fund IV), to the effect that:

                  (i) each Selling Securityholder has full power (partnership, trust or other) to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by such Selling Securityholder hereunder in accordance with the terms of this Agreement, and to perform his or its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney have been duly authorized by all necessary action (partnership, trust or other) of each Selling Securityholder; this Agreement, the Custody Agreement and the Power of Attorney have been executed and delivered by such Selling Securityholder; this Agreement and, assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power of Attorney, are the legal, valid, binding and enforceable instruments of such Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and to any limitations under applicable law and considerations of public policy which relate to indemnification and contribution provisions;

                  (ii) the delivery by such Selling Securityholder to the Underwriters of certificates for the Securities being sold hereunder by such Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of any security interests, liens, encumbrances, equities, claims or other defects; and

                  (iii) The sale of the Securities to the Underwriters by such Selling Securityholder pursuant to this Agreement, the compliance by such Selling Securityholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as has been obtained, and except such as may be required for registration under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act and the Exchange Act, or (B) to such counsel's knowledge conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of such Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation known to such counsel of any court or other governmental authority or any arbitrator applicable to such Selling Securityholder.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of the Selling Securityholders, responsible officers of the Company and public officials.

                  References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

         (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Kirkland & Ellis counsel for GTCR Fund IV, to the effect that:

                  (i) GTCR Fund IV has full power and authority (corporate or other) to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, assign, transfer and deliver to the Underwriters the Securities to be sold by GTCR Fund IV hereunder in accordance with the terms of this Agreement, and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney have been duly authorized by all necessary action (partnership, trust or other) of GTCR Fund IV; this Agreement, the Custody Agreement and the Power of Attorney have been executed and delivered by GTCR Fund IV; this Agreement and, assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power of Attorney, are the legal, valid, binding and enforceable instruments of GTCR Fund IV, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally and subject as to enforceability, to general principles of equity (regardless of whether applied in a court of equity or law) and to any limitations under applicable law and considerations of public policy which relate to indemnification and contribution provisions;

                  (ii) To such counsel's knowledge, no consent, approval, authorization or order of the Commission under the Act is required to be obtained by GTCR Fund IV for the consummation by GTCR Fund IV of the transactions contemplated by this Agreement, the Custody Agreement or the Power of Attorney in connection with the Securities to be sold by GTCR Fund IV under this Agreement, except such as have been obtained; and

                  (iii) the delivery by GTCR Fund IV to the Underwriters of certificates for the Securities being sold hereunder by GTCR Fund IV against payment therefor as provided herein, will convey good and marketable title to such Securities to the several Underwriters, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of the Selling Securityholders, responsible officers of the Company and public officials.

                  References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

         (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of King & Spalding, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (f) The Representatives shall have received from PricewaterhouseCoopers LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) they are independent accountants with respect to the Company and Consolidated Reprographics within the meaning of the Act and the applicable rules and regulations thereunder;

                  (ii) in their opinion, the audited consolidated financial statements and schedules of the Company and Consolidated Reprographics included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited consolidated financial statements of the Company, Consolidated Reprographics and their subsidiaries included in the Registration Statement and the Prospectus, and a reading of the latest available interim unaudited consolidated financial statements of the Company, Consolidated Reprographics and their subsidiaries, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and Consolidated Reprographics, officials of the Company and Consolidated Reprographics, and inquiries of certain officials of the Company and Consolidated Reprographics who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                           (A) the unaudited consolidated financial statements
                  of the Company, Consolidated Reprographics and their subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

                           (B) at a specific date not more than five business
                  days prior to the date of such letter, there was any change in long-term debt of the Company or Consolidated Reprographics or any decreases in net current assets or stockholders' equity of the Company or Consolidated Reprographics, in each case compared with amounts shown on the June 30, 1998 unaudited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from June 30, 1998 to such specified date there were any decreases, as compared with the prior comparable period, in net revenues, income before income taxes or net income of the Company or Consolidated Reprographics, except in all instances for changes, decreases or increases set forth in such letter;

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company, Consolidated Reprographics and their subsidiaries and are included in the Registration Statement and the Prospectus, and have compared such amounts, percentages and financial information with such records of the Company, Consolidated Reprographics and their subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

                  (v) on the basis of a reading of the unaudited pro forma consolidated financial data included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company, Consolidated Reprographics and their subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial data, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated financial data do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such data.

                  In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation from the Company and Consolidated Reprographics as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

         (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

         (h) The Representatives shall have received a certificate from each Selling Securityholder, dated the Firm Closing Date, to the effect that:

                  (i) the representations and warranties of such Selling Securityholder in this Agreement are true and correct as if made on and as of the Firm Closing Date;

                  (ii) such Selling Securityholder has performed all covenants and agreements on his or its part to be performed or satisfied at or prior to the Firm Closing Date.

         (i) The Representatives shall have received from (i) each person who is a director or officer of the Company and (ii) each Selling Securityholder, an agreement to the effect that unless the Firm Closing Date shall not have occurred by September 30, 1998, such person or entity will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exercisable or exchangeable for, Common Stock or other capital stock of the Company or any right to purchase or acquire Common Stock or other capital stock of the Company for a period of 90 days after the date of this Agreement, except for bona fide gifts or transfers effected by such stockholders other than on any securities exchange or in the over-the-counter market to donees or transferees that agree to be bound by similar agreements, and except that GTCR Fund IV may make distributions of Common Stock to its partners.

         (j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

         (k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading in the Nasdaq National Market.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

         The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

         8.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement,

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                  (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided or prepared by the Company used in connection with the marketing of the Securities, including without limitation, slides, videos, films and tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or 5(a)(v) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (b) Subject to subsection (g) of this Section, each Selling Securityholder (except for GTCR Fund IV) severally and not jointly agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Act against any such losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by such Selling Securityholder in Section 2 of this Agreement,

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or

                  (iii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Selling Securityholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Selling Securityholders will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) or 5(a)(v) of this Agreement ; provided, further, however, that in the case of (ii) and
         (iii) above, to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder. This indemnity agreement will be in addition to any liability which the Selling Securityholders may otherwise have. The Selling Securityholders will not, without the prior written consent of the Underwriters purchasing greater than fifty percent of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         (c) Subject to subsection (g) of this Section, GTCR Fund IV agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, in each case to the extent, but only to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement made by GTCR Fund IV in Section 2(c) of this Agreement (other than paragraph (vi) of such Section 2(c), which shall not survive the Firm Closing Date or any Option Closing Date, as the case may be) and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim damage, liability or action; provided, however, that GTCR Fund IV will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus or the Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), other than documents incorporated by reference therein, at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended, or supplemented) was a result of noncompliance by the Company with Sections 5(a)(iv) or 5(a)(v) of this Agreement. This indemnity agreement will be in addition to any liability which GTCR Fund IV may otherwise have. GTCR Fund IV will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

         (d) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Securityholder, the Attorney-in-Fact and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, any such director or officer of the Company, such Selling Securityholder or any such controlling person of the Company or such Selling Securityholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or such Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have. The Representatives will not, without the prior written consent of the Company or the Selling Securityholders, as applicable, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder, unless such settlement, compromise or consent includes an unconditional release of the Company and its officers and directors and the Selling Securityholders from all liability arising out of such claim, action, suit or proceeding.

         (e) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party; provided, that such consent will not be unreasonably withheld.

         (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Selling Securityholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Securityholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Securityholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (f). Notwithstanding any other provision of this paragraph
(f), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Securityholder, as the case may be.

         (g) The liability of each Selling Securityholder under the representations and warranties contained in Sections 2 and 3 hereof and under the indemnity and contribution agreements contained in the provisions of this
Section 8 shall be limited to an amount equal to the public offering price of the Securities to be sold by such Selling Securityholder to the Underwriters minus the amount of the underwriting discounts and commissions paid thereon to the Underwriters by such Selling Securityholder.

         9. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof if the default is with respect to the Firm Closing Date and without liability for the Option Shares if such default is with respect to the Option Closing Date. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the

Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

         10. Default by Selling Securityholders. If on the Firm Closing Date or Option Closing Date, as the case may be, any Selling Securityholder fails to sell the Selling Securityholders' Firm Securities or Option Securities, as the case may be, which such Selling Securityholder has agreed to sell on such date as set forth herein, the Company agrees that it will sell that number of shares of Common Stock to the Underwriters which represents the Selling Securityholders' Firm Securities or Option Securities which such Selling Securityholder has failed to so sell, or such lesser number as may be requested by you.

         11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers, the Selling Securityholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Selling Securityholders, any Underwriter or any controlling person referred to in
Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. Termination.

         (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company or the Selling Securityholders given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Selling Securityholder shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                  (i) the Company or any of its subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market;

                  (iii) trading in securities generally on the New York Stock Exchange or in the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market system;

                  (iv) a banking moratorium shall have been declared by New York or United States authorities; or

                  (v) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the United States financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

         (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

         13. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and in the first and third paragraphs under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(ii) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

         14. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 1305 Stephenson Highway, Troy, Michigan 48083, Attention: Gary L. Monroe, with a copy to Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C., 2000 Town Center, Suite 1500, Southfield, Michigan 48075, Attention: Laurence B. Deitch, Esq.; if sent to the Selling Securityholders shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Gary L. Monroe and William J. Rauwerdink, as Attorney-in-Fact c/o the Company at 1305 Stephenson Highway, Troy, Michigan 48083, with a copy to Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C., 2000 Town Center, Suite 1500, Southfield, Michigan 48075,
Attention: Laurence B. Deitch, Esq..

         15. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Securityholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Securityholders contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Selling Securityholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

         16. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

         17. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Selling Shareholder designates and appoints Gary L. Monroe, and such other persons as may hereafter be selected by the Selling Shareholder irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Selling Shareholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Selling Securityholder at its address provided in Section 13 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Selling Shareholder refuses to accept service, the Selling Shareholder hereby agrees that service of process sufficient for personal jurisdiction in any action against the Selling Shareholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Selling Shareholder at its address provided in Section 13 hereof, and the Selling Shareholder hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Selling Shareholder in the courts of any other jurisdiction.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, each Selling Securityholder and each of the several Underwriters.

                             Very truly yours,

                             LASON, INC.


                             By:
                                ----------------------------------------------
                                  Gary L. Monroe
                                    President and Chief Executive Officer

                             SELLING SECURITYHOLDERS


                             By:
                                ----------------------------------------------
                                  Gary L. Monroe, as attorney-in-fact
                                  for the Selling Securityholders listed
                                    in Schedule 2 attached hereto

The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.

PRUDENTIAL SECURITIES INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
WILLIAM BLAIR & COMPANY, L.L.C.
JEFFERIES & COMPANY, INC.
PAINEWEBBER INCORPORATED
THE ROBINSON-HUMPHREY COMPANY LLC

By:      PRUDENTIAL SECURITIES INCORPORATED


By:
   ----------------------------------
         Jean-Claude Canfin
         Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                               Number of
                                                               Firm
                                                               Securities to
Underwriter                                                    be Purchased
-----------                                                    ------------
Prudential Securities Incorporated.............................
BancAmerica Robertson Stephens.................................
William Blair & Company, L.L.C.................................
Jefferies & Company, Inc.......................................
PaineWebber Incorporated.......................................
The Robinson-Humphrey Company LLC..............................
                                                               --------

        Total..................................................========

                                   SCHEDULE 2

                             SELLING SECURITYHOLDERS

                                      Number of Firm               Maximum
                                       Securities to          Number of Option
Selling Securityholders                   be Sold          Securities to be Sold
-----------------------               --------------       ---------------------



                                         -----------          ------------

                Total...............     ===========          ============
